EXHIBIT 10(ll)

This Instrument Prepared By:
James P. Paul, Esq.
HALEY, SINAGRA & PEREZ, P.A.
100 South Biscayne Blvd., Suite 800
Miami, Florida 33131

WARRANTY DEED TO TRUSTEE UNDER TRUST AGREEMENT
PURSUANT TO SECTION 689.071, FLORIDA STATUTES

         This Indenture, made this 13 day of November, 1997, Between THE DELTONA CORPORATION, a corporation existing under the laws of the State of Delaware, a domestic corporation of United States tax purposes whose Federal Identification No. is 59-0997584, having its principal place of business at 999 Brickell Avenue, Suite 700, Miami, Florida 33131, and lawfully authorized to transact business in the State of Florida, grantor*, and FIVE POINTS TITLE SERVICES CO., INC., a Florida corporation, as Trustee under the provisions of a Lot Exchange Trust Agreement dated November 13, 1997, TIN# 59-1811722, whose post office address is: 999 Brickell Avenue, Suite 700, Miami, Florida 33131, hereinafter called the grantee*.


         WITNESSETH: That said grantor, for and in consideration of the sum of TEN AND NO/100 ($10.00) Dollars, and other good and valuable considerations to said grantor in hand paid by said grantee, the receipt whereof is hereby acknowledged, grants, bargains, sells, aliens, remises, releases, conveys and confirms unto the grantee, the following described land, situate, lying and being in Marion County, Florida, to wit:


         SEE EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF


         To Have And To Hold the said property in fee simple upon the trusts and for the uses and purposes herein and in said trust agreement set forth.

IT IS THE INTENT OF THE PARTIES  HERETO THAT THE INTEREST OF THE GRANTEE IS
THAT OF A TRUSTEE  UNDER THE  PROVISIONS  OF SECTION  689.071  FLORIDA  STATUTES
(1991).

         Full power and authority is hereby granted to the Trustee and Trustee's successors and assigns, to deal in or with the property, and to protect, conserve and to sell, or to lease, or to encumber, or otherwise to manage and dispose of the property.

         The interest of each beneficiary under the Trust Agreement and of all persons claiming under them or any of them shall be only in the possession, earnings, avails and proceeds arising from the sale or other disposition of said property, and such interest is hereby declared to be personal property, and no beneficiary hereunder shall have any title or interest, legal or equitable, in or to said property as such.

         And the Grantor covenants with the Trustee that Grantor is lawfully seized of said property in fee simple; that the Grantor has good right and lawful authority to sell and convey said property; that said grantor does hereby fully warrant the title to said land, and will defend that same against the lawful claims of all persons whomsoever; and that said property is free of all encumbrances, except taxes for the year 1997 and subsequent years.

         Subject to restrictions, reservations, easements and limitations of record, if any, provided that this shall not serve to reimpose same, zoning ordinances, and taxes for the current year and subsequent years.

                    *"Grantor" and "grantee" are used for singular or plural, as context requires.

         In Witness Whereof, Grantor has caused this Deed to be executed by its authorized officer and its corporate seal to be affixed the day and year first above written.

Signed, sealed and delivered in our presence.



/s/ Sharon Hummerhielm                       THE DELTONA CORPORATION,
-------------------------------
Witness Sharon Hummerhielm                   a Delaware corporation

/s/ Deborah J.  Lees                         By:/s/ Earle D.  Cortright, Jr.
-------------------------------              ----------------------------------
Witness Deborah J.  Lees                     EARLE D. CORTRIGHT, JR., President

STATE OF FLORIDA
COUNTY OF DADE

         The  foregoing  instrument  was  acknowledged  before me this 13 day of
November,  1997,  by  EARLE  D.  CORTRIGHT,   JR.,  President  of  THE  DELTONA
CORPORATION, a Delaware corporation, on behalf of the corporation, under authority duly vested in him by said corporation and that the seal affixed hereto is the true corporate seal of said corporation. He is personally known to me.

                                            /s/ Sharon J.  Hummerhielm
                                            ----------------------------------
                                            Notary Public

                         EXHIBIT "A" - LEGAL DESCRIPTION
                               LOT EXCHANGE TRUST
                               ------------------
MARION OAKS
-----------

Those certain Lots and Blocks lying in and being a part of MARION OAKS UNIT 6, according to the Plat thereof, as recorded in Plat Book 0, Pages 107 through 139, inclusive, of the Public Records of Marion County, Florida, being more particularly described as follows:

                  Unit              Block            Lot              Parcel Identification No.
                  ----              ------           ---              -------------------------
                  6                 337              5                 8006-0337-05
                  6                 630              2                 8006-0630-02
                  6                 630              3                 8006-0630-03
                  6                 635              1                 8006-0635-01
                  6                 635              4                 8006-0635-04
                  6                 635              5                 8006-0635-05
                  6                 673              10                8010-0673-10

Those certain Lots and Blocks lying in and being a part of MARION OAKS UNIT 7, according to the Plat thereof, as recorded in Plat Book 0, Pages 140 through 153, inclusive, of the Public Records of Marion County, Florida, being more particularly described as follows:

                  Unit              Block            Lot               Parcel Identification No.
                  ----              ------           ---               -------------------------
                  7                 1095             2                 8007-1095-02
                  7                 1099             2                 8007-1099-02
                  7                 1099             4                 8007-1099-04
                  7                 1099             5                 8007-1099-05

Those certain Lots and Blocks lying in and being a part of MARION OAKS UNIT 9, according to the Plat thereof, as recorded in Plat Book 0, Pages 164 through 193, inclusive, of the Public Records of Marion County, Florida, being more particularly described as follows:

                  Unit              Block            Lot               Parcel Identification No.
                  ----              ------           ---               -------------------------
                  9                 1133             16                8009-1133-16
                  9                 1142             1                 8009-1142-01
                  9                 1142             10                8009-1142-10
                  9                 1142             11                8009-1142-11
                  9                 1142             12                8009-1142-12
                  9                 1193             6                 8009-1193-06
                  9                 1214             3                 8009-1214-03

Those certain Lots and Blocks lying in and being a part of MARION OAKS UNIT 12, according to the Plat thereof, as recorded in Plat Book 0, Pages 225 through 236 inclusive, of the Public Records of Marion County, Florida, being more particularly described as follows:

                  Unit              Block            Lot               Parcel Identification No.
                  ----              ------           ---               -------------------------
                  12                1412             18                8012-1412-18
                  12                1412             22                8012-1412-22

This Instrument Prepared By:
James P. Paul, Esq.
HALEY, SINAGRA & PEREZ, P.A.
100 South Biscayne Blvd., Suite 800
Miami, Florida 33131

WARRANTY DEED TO TRUSTEE UNDER TRUST AGREEMENT
PURSUANT TO SECTION 689.071, FLORIDA STATUTES

         This Indenture, made this 13 day of November, 1997, Between THE DELTONA CORPORATION, a corporation existing under the laws of the State of Delaware, a domestic corporation of United States tax purposes whose Federal Identification No. is 59-0997584, having its principal place of business at 999 Brickell Avenue, Suite 700, Miami, Florida 33131, and lawfully authorized to transact business in the State of Florida, grantor*, and FIVE POINTS TITLE SERVICES CO., INC., a Florida corporation, as Trustee under the provisions of a Lot Exchange Trust Agreement dated November 13 , 1997, TIN# 59-1811722, whose post office address is: 999 Brickell Avenue, Suite 700, Miami, Florida 33131, hereinafter called the grantee*.


         WITNESSETH: That said grantor, for and in consideration of the sum of TEN AND NO/100 ($10.00) Dollars, and other good and valuable considerations to said grantor in hand paid by said grantee, the receipt whereof is hereby acknowledged, grants, bargains, sells, aliens, remises, releases, conveys and confirms unto the grantee, the following described land, situate, lying and being in Washington County, Florida, to wit:


         SEE EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF


         To Have And To Hold the said property in fee simple upon the trusts and for the uses and purposes herein and in said trust agreement set forth.

IT IS THE INTENT OF THE PARTIES  HERETO THAT THE INTEREST OF THE GRANTEE IS
THAT OF A TRUSTEE  UNDER THE  PROVISIONS  OF SECTION  689.071  FLORIDA  STATUTES
(1991).

         Full power and authority is hereby granted to the Trustee and Trustee's successors and assigns, to deal in or with the property, and to protect, conserve and to sell, or to lease, or to encumber, or otherwise to manage and dispose of the property.

         The interest of each beneficiary under the Trust Agreement and of all persons claiming under them or any of them shall be only in the possession, earnings, avails and proceeds arising from the sale or other disposition of said property, and such interest is hereby declared to be personal property, and no beneficiary hereunder shall have any title or interest, legal or equitable, in or to said property as such.

         And the Grantor covenants with the Trustee that Grantor is lawfully seized of said property in fee simple; that the Grantor has good right and lawful authority to sell and convey said property; that said grantor does hereby fully warrant the title to said land, and will defend that same against the lawful claims of all persons whomsoever; and that said property is free of all encumbrances, except taxes for the year 1997 and subsequent years.

         Subject to restrictions, reservations, easements and limitations of record, if any, provided that this shall not serve to reimpose same, zoning ordinances, and taxes for the current year and subsequent years.

                    *"Grantor" and "grantee" are used for singular or plural, as context requires.

         In Witness Whereof, Grantor has caused this Deed to be executed by its authorized officer and its corporate seal to be affixed the day and year first above written.

Signed, sealed and delivered in our presence.


/s/ Sharon Hummerhielm                    THE DELTONA CORPORATION,
------------------------------
Witness Sharon Hummerhielm                a Delaware corporation


/s/ Deborah J.  Lees                      By:/s/ Earle D.  Cortright, Jr.
--------------------------                   ----------------------------------
Witness                                       EARLE D. CORTRIGHT, JR., President


STATE OF FLORIDA
COUNTY OF DADE

         The foregoing instrument was acknowledg d before me this 13 day of November, 1997, by EARLE D. CORTRIGHT, JR., President of THE DELTONA CORPORATION, a Delaware corporation, on behalf of the corporation, under authority duly vested in him by said corporation and that the seal affixed hereto is the true corporate seal of said corporation. He is personally known to me.

                                             /s/ Sharon J.  Hummerhielm
                                             ---------------------------------
                                             Notary Public

                         EXHIBIT "A" - LEGAL DESCRIPTION
                               LOT EXCHANGE TRUST
                               ------------------
SUNNY HILLS
-----------

Those  certain  Lots and  Blocks  lying in and being a part of SUNNY  HILLS UNIT
SEVEN, according to the Plat thereof, as recorded in Plat Book 2, Pages 77 through 86, inclusive, of the Public Records of Washington County, Florida, being more particularly described as follows:

                  Unit              Block            Lot               Parcel Identification No.
                  ----              -----            ---               -------------------------
                  7                 416              20                07-20-0416
                  7                 416              22                07-22-0416
                  7                 416              23                07-23-0416
                  7                 416              35                07-35-0416
                  7                 416              36                07-36-0416
                  7                 458              11                07-11-0458
                  7                 458              12                07-12-0458
                  7                 458              15                07-15-0458
                  7                 460              4                 07-05-0460

Those  certain  Lots and  Blocks  lying in and being a part of SUNNY  HILLS UNIT
EIGHT, according to the Plat thereof, as recorded in Plat Book 2, Pages 88 through 101, inclusive, of the Public Records of Washington County, Florida, being more particularly described as follows:

                  Unit              Block            Lot               Parcel Identification No.
                  ----              -----            ---               -------------------------
                  8                 519              6                 08-06-0519
                  8                 526              12                08-12-0526
                  8                 537              5                 08-05-0537
                  8                 538              11                08-11-0538
                  8                 542              3                 08-03-0542

Those  certain  Lots and  Blocks  lying in and being a part of SUNNY  HILLS UNIT
NINE, according to the Plat thereof, as recorded in Plat Book 2, Pages 103 through 107, inclusive, of the Public Records of Washington County, Florida, being more particularly described as follows:

                  Unit              Block            Lot               Parcel Identification No.
                  ----              -----            ---               -------------------------
                  9                 545              2                 09-02-0545
                  9                 547              31                09-31-0547
                  9                 554              3                 09-03-0554

Those certain Lots and Blocks lying in and being a part of SUNNY HILLS UNIT TEN, according to the Plat thereof, as recorded in Plat Book 2, Pages 108 through 118, inclusive, of the Public Records of Washington County, Florida, being more particularly described as follows:

                  Unit              Block            Lot               Parcel Identification No.
                  ----              -----            ---               -------------------------
                  10                584              3                 10-03-0584
                  10                584              29                10-29-0584
                  10                585              8                 10-08-0585
                  10                585              9                 10-09-0585
                  10                585              16                10-16-0585
                  10                586              1                 10-01-0586
                  10                586              4                 10-04-0586
                  10                586              13                10-13-0586
                  10                586              19                10-19-0586
                  10                613              16                10-16-0613
                  10                614              2                 10-02-0614

                         EXHIBIT "A" - LEGAL DESCRIPTION
                               LOT EXCHANGE TRUST
                               ------------------
SUNNY HILLS (CONTINUED)
-----------------------

Those  certain  Lots and  Blocks  lying in and being a part of SUNNY  HILLS UNIT
ELEVEN, according to the Plat thereof, as recorded in Plat Book 2, Pages 120 through 128, inclusive, of the Public Records of Washington County, Florida, being more particularly described as follows:

                  Unit              Block            Lot               Parcel Identification No.
                  ----              -----            ---               -------------------------
                  11                743              54                11-54-0743
                  11                749              23                11-23-0749
                  11                752              6                 11-06-0752
                  11                767              1                 11-01-0767
                  11                768              10                11-10-0768
                  11                768              11                11-11-0768
                  11                768              12                11-12-0768
                  11                768              13                11-13-0768
                  11                768              19                11-19-0768
                  11                769              10                11-10-0769
                  11                769              11                11-11-0769
                  11                769              12                11-12-0769
                  11                769              13                11-13-0769
                  11                771              17                11-17-0771
                  11                775              11                11-11-0775
                  11                775              12                11-11-0775
                  11                777              4                 11-04-0777
                  11                778              5                 11-05-0778
                  11                778              6                 11-06-0778
                  11                778              32                11-32-0778
                  11                779              1                 11-01-0779
                  11                779              8                 11-08-0779
                  11                779              10                11-10-0779
                  11                779              11                11-11-0779
                  11                779              12                11-12-0779
                  11                781              7                 11-07-0781
                  11                781              19                11-19-0781
                  11                781              20                11-20-0781
                  11                781              21                11-21-0781
                  11                784              6                 11-06-0784
                  11                785              4                 11-04-0785
                  11                786              3                 11-03-0786
                  11                786              4                 11-04-0786
                  11                786              10                11-10-0786
                  11                815              7                 11-07-0815
                  11                815              28                11-28-0815
                  11                816              41                11-41-0816
                  11                820              10                11-10-0820
                  11                820              11                11-11-0820
                  11                820              12                11-12-0820
                  11                820              13                11-13-0820
                  11                822              44                11-44-0822

                         EXHIBIT "A" - LEGAL DESCRIPTION
                               LOT EXCHANGE TRUST
                               ------------------

SUNNY HILLS(CONTINUED)
----------------------

Those  certain  Lots and  Blocks  lying in and being a part of SUNNY  HILLS UNIT
TWELVE, according to the Plat thereof, as recorded in Plat Book 2, Pages 129 through 138, inclusive, of the Public Records of Washington County, Florida, being more particularly described as follows:

                  Unit              Block            Lot               Parcel Identification No.
                  ----              -----            ---               -------------------------
                  12                999              7                 12-07-0999
                  12                999              19                12-19-0999
                  12                1000             1                 12-01-1000
                  12                1000             3                 12-03-1000
                  12                1000             8                 12-08-1000
                  12                1000             11                12-11-1000
                  12                1001             8                 12-08-1001
                  12                1001             9                 12-09-1001
                  12                1001             12                12-12-1001
                  12                1001             19                12-19-1001
                  12                1001             24                12-24-1001
                  12                1001             27                12-27-1001
                  12                1002             1                 12-01-1002
                  12                1002             2                 12-02-1002
                  12                1002             3                 12-03-1002
                  12                1002             10                12-10-1002
                  12                1002             11                12-11-1002
                  12                1003             12                12-12-1003
                  12                1003             15                12-15-1003
                  12                1003             16                12-16-1003
                  12                1003             20                12-20-1003
                  12                1003             21                12-21-1003
                  12                1003             22                12-22-1003
                  12                1003             23                12-23-1003
                  12                1003             24                12-24-1003
                  12                1004             6                 12-06-1004
                  12                1004             7                 12-07-1004
                  12                1004             8                 12-08-1004
                  12                1004             9                 12-09-1004
                  12                1004             12                12-12-1004
                  12                1004             13                12-13-1004
                  12                1005             3                 12-03-1005
                  12                1005             4                 12-04-1005
                  12                1005             5                 12-05-1005
                  12                1005             6                 12-06-1005
                  12                1005             9                 12-09-1005
                  12                1005             11                12-11-1005
                  12                1005             22                12-22-1005
                  12                1006             3                 12-03-1006
                  12                1006             13                12-13-1006
                  12                1007             3                 12-03-1007
                  12                1007             11                12-11-1007
                  12                1007             12                12-12-1007

                         EXHIBIT "A" - LEGAL DESCRIPTION
                               LOT EXCHANGE TRUST
                               ------------------

SUNNY HILLS(CONTINUED)
----------------------

Those  certain  Lots and  Blocks  lying in and being a part of SUNNY  HILLS UNIT
TWELVE, according to the Plat thereof, as recorded in Plat Book 2, Pages 129 through 138, inclusive, of the Public Records of Washington County, Florida, being more particularly described as follows:

                  Unit              Block            Lot               Parcel Identification No.
                  ----              -----            ---               -------------------------
                  12                1007             13                12-13-1007
                  12                1007             17                12-17-1007
                  12                1007             18                12-18-1007
                  12                1007             19                12-19-1007
                  12                1007             20                12-20-1007
                  12                1007             23                12-23-1007
                  12                1007             25                12-25-1007
                  12                1008             19                12-19-1008
                  12                1008             20                12-20-1008
                  12                1008             37                12-37-1008

                         EXHIBIT "A" - LEGAL DESCRIPTION
                               LOT EXCHANGE TRUST
                               ------------------

SUNNY HILLS(CONTINUED)
----------------------

Those  certain  Lots and  Blocks  lying in and being a part of SUNNY  HILLS UNIT
SIXTEEN, according to the Plat thereof, as recorded in Plat Book 3, Pages 50 through 58, inclusive, of the Public Records of Washington County, Florida, being more particularly described as follows:

                  Unit              Block            Lot               Parcel Identification No.
                  ----              ------           ---               -------------------------
                  16                596              11                16-11-0596
                  16                637              22                16-22-0637
                  16                787              14                16-14-0787
                  16                788              7                 16-07-0788
                  16                788              8                 16-08-0788
                  16                788              9                 16-09-0788
                  16                788              11                16-11-0788
                  16                791              1                 16-01-0791
                  16                791              22                16-22-0791
                  16                791              23                16-23-0791
                  16                793              6                 16-06-0793
                  16                793              7                 16-07-0793
                  16                801              7                 16-07-0801
                  16                801              12                16-12-0801
                  16                805              5                 16-05-0805
                  16                806              1                 16-01-0806
                  16                809              1                 16-01-0809
                  16                810              16                16-16-0810
                  16                812              1                 16-01-0812
                  16                814              31                16-31-0814

Those  certain  Lots and  Blocks  lying in and being a part of SUNNY  HILLS UNIT
NINETEEN, according to the Plat thereof, as recorded in Plat Book 3, Pages 65 through 79, inclusive, of the Public Records of Washington County, Florida, being more particularly described as follows:

                  Unit              Block            Lot               Parcel Identification No.
                  ----              ------           ---               -------------------------
                  19                1075             17                19-17-1075
                  19                1083             4                 19-04-1083